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                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the incorporation by reference in this registration statement on Form S-8 of our report dated March 10, 2000 included in U.S. Concrete, Inc.'s Form 10-K for the year ended December 31, 1999 and to all references to our Firm included in this registration statement.



/s/ ARTHUR ANDERSEN LLP
---------------------------
ARTHUR ANDERSEN LLP

Houston, Texas
December 27, 2000